EXHIBIT 99.2

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED
DECEMBER 31, 2004

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED
DECEMBER 31, 2004

INDEX TO FINANCIAL STATEMENTS - UNAUDITED

PAGE(S)

Report of Independent Registered Public Accounting Firm	1

Consolidated Financial Statements

Balance Sheet as of December 31, 2004 - Unaudited	2

Statement of Operations for the three months ended December 31, 2004 with cumulative totals since inception - Unaudited	3

Statement of Stockholders’ Equity for the Period February 10, 2004 (Inception) through December 31, 2004 - Unaudited	4

Statement of Cash Flows for the three months ended December 31, 2004 with cumulative totals since Inception - Unaudited	5-6

Notes to Consolidated Financial Statements - Unaudited	7-17

BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants

200 Haddonfield Berlin Road, Suite 402
Gibbsboro, New Jersey 08026-1239
(856) 346-2828 Fax (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Ariel Way, Inc.
Vienna, Virginia 22182

We have reviewed the accompanying consolidated balance sheet of Ariel Way, Inc. and subsidiary as of December 31, 2004 and the related consolidated statements of operations, changes in stockholders’ equity (deficit), and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these consolidated financial statements is representation of the management of Ariel Way, Inc.

A review consists principally of inquires of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the consolidated financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the accompanying financial statements have been restated.

/s/ BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Bagell, Josephs, Levine & Company, L.L.C.
Gibbsboro, New Jersey

February 10, 2005 (September 20, 2006 as to the effects of the restatement discussed in Note 1)

AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS (AICPA)
CENTER FOR PUBLIC COMPANY AUDIT FIRMS (CPCAF)
NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
FLORIDA STATE BOARD OF ACCOUNTANCY

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2004
(UNAUDITED)

ASSETS
(Restated)
CURRENT ASSETS
Cash and cash equivalents	$31,912
Account receivable	1,275
Prepaid expenses and other	53,900
Total current assets	87,087

PROPERTY AND EQUIPMENT
Equipment	15,986
Computers	10,910
Furniture	10,503
Less: accumulated depreciation	(5,523)
Net property and equipment	31,876

OTHER ASSETS
Goodwill	309,468
Software technology license	200,000
Deposit	100,000
Total other assets	609,468
TOTAL ASSETS	$728,431

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$227,353
Total current liabilities	227,353

OTHER LIABILITIES
Debenture payable	450,000
Note payable	35,235
Total other liabilities	485,235
Total liabilities	712,588

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $.001 par value; 5,000,000 shares authorized;
zero shares issued and outstanding	—
Common stock, $.001 par value; 145,000,000 shares authorized;
19,860,000 shares issued and outstanding	19,860
Additional paid-in capital	1,634,740
Common stock subscribed	(1,128,600)
Accumulated deficit	(510,157)
Total stockholders' equity (deficit)	15,843
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$728,431

The accompanying notes are an integral part of these consolidated financial statements.

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004
(WITH CUMULATIVE TOTALS SINCE INCEPTION)
(UNAUDITED)

		(Restated)
	Three Month Ended	Cumulative Totals
	December 31,	February 10, 2004 to
	2004	December 31, 2004

INCOME	$—	$41,000

OPERATING EXPENSES
Professional fees	276,000	407,986
Salaries	62,500	62,500
Bank service charges and other	1,300	1,455
Travel and entertainment	31,211	32,393
Insurance	7,104	7,104
Payroll taxes and expenses	6,153	6,153
Telephone	4,677	5,892
Office equipment	2,744	5,872
Depreciation	849	849
Foreign currency loss	5,591	5,591
Office supplies	1,832	2,281
Rent	2,150	2,150
Miscellaneous	1,446	1,446
Automobile	1,041	1,299
Dues and subscriptions	199	969
Postage and delivery	561	561
Printing	478	478
Professional development	180	5,310
Total Operating Expenses	406,016	550,289

NET LOSS BEFORE OTHER EXPENSE	$(406,016)	$(509,289)

OTHER EXPENSE
Interest expense	(687)	(687)
Other expense	(181)	(181)
Total Other Expense	(868)	(868)

NET LOSS PER APPLICABLE TO COMMON SHARES	$(406,884)	$(510,157)

NET LOSS PER BASIC AND DILUTED SHARES	$(0.0204)

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	19,860,000

The accompanying notes are an integral part of these consolidated financial statements.

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004
(UNAUDITED)

					(Restated)	(Restated)
					Additional	During the	Common
	Preferred Stock		Common Stock		Paid-In	Development	Stock	(Restated)
	Shares	Amount	Shares	Amount	Capital	Stage	Subscribed	Total
Balance, February 10, 2004	—	$—	—	$—	$—	$—	$—	$—

Common shares issued to founders (services)	—	—	14,200,000	14,200	51,800	—	—	66,000
Common shares issued to Chivas Capital, Inc. for cash	—	—	240,000	240	29,760	—	—	30,000
Common shares issued to Chivas Capital, Inc. for services	—	—	240,000	240	29,760	—	—	30,000
Common shares issued to Market Central, Inc. for a software
license agreement and prepayment for software technology
support services	—	—	2,000,000	2,000	248,000	—	—	250,000
Common shares issued to Cornell Capital for equity line
of credit commitment	—	—	1,980,000	1,980	1,126,620	—	(1,128,600)	—
Common shares issued for merger with Enfotec, Inc.	—	—	1,000,000	1,000	124,000	—	—	125,000
Common shares issued for creditors of Enfotec, Inc.	—	—	200,000	200	24,800	—	—	25,000
Net loss for the period	—	—	—	—	—	(103,273)	—	(103,273)
Balance, September 30, 2004	—	—	19,860,000	19,860	1,634,740	(103,273)	(1,128,600)	422,727
Net loss for the period	—	—	—	—	—	(406,884)	—	(406,884)
Balance, December 31, 2004	—	$—	19,860,000	$19,860	$1,634,740	$(510,157)	$(1,128,600)	$15,843

The accompanying notes are an integral part of these consolidated financial statements.

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED
DECEMBER 31, 2004
(WITH CUMULATIVE TOTALS SINCE INCEPTION)
(UNAUDITED)

		(Restated)
	For the three	Cumulative Totals
	months ended	February 10, 2004 to
	December 31, 2004	December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(406,884)	$(510,157)

Adjustments to reconcile net loss to net cash
provided by operating activities:
Issuance of stock for services	—	96,000
Depreciation	849	849
Changes in assets and liabilities:
(Increase) in accounts receivable	(1,275)	(1,275)
(Increase) in inventory	(2,400)	(2,400)
(Increase) in prepaid expenses	(1,500)	(1,500)
(Increase) in deposit	(100,000)	(100,000)
Increase in accounts payable	52,392	59,211
Total adjustments	(51,934)	50,885
Net cash used in operating activities	(458,818)	(459,272)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	(24,050)	(24,050)

Net cash used in investing activities	(24,050)	(24,050)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from note payable	35,234	35,234
Proceeds to debenture payable	(50,000)	(50,000)
Proceeds from issuance of common stock	500,000	530,000
Net cash provided by financing activities	485,234	515,234

INCREASE IN CASH AND CASH EQUIVALENTS	2,366	31,912

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	29,546	—

CASH AND CASH EQUIVALENTS - END OF PERIOD	$31,912	$31,912

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the period for:
Interest paid	$—	$—
Income taxes paid	$—	$—

The accompanying notes are an integral part of these consolidated financial statements.

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
FOR THE THREE MONTHS ENDED
DECEMBER 31, 2004
(WITH CUMULATIVE TOTALS SINCE INCEPTION)
(UNAUDITED)

		(Restated)
	For the three	Cumulative Totals
	months ended	February 10, 2004 to
	December 31, 2004	December 31, 2004

SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION:

Net effect of stock acquisition of Enfotec, Inc.:
Equipment, net	—	8,676
Goodwill	—	309,468
Accounts payable	—	(168,144)

Common stock issued for the acquisition of Enfotec, Inc.	$—	$150,000

Common stock issued for services	$—	$96,000

Common stock issued for software license agreement and prepayment
for software technology support services	$—	$250,000

Common stock issued for equity line of credit commitment	$—	$1,128,600

Investment Receivable	$—	$500,000

Debenture Payable	$—	$500,000

The accompanying notes are an integral part of these consolidated financial statements.

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Ariel Way, LLC was formed on February 10, 2004 as a Delaware limited liability company. Ariel Way, LLC changed its name to Ariel Way, Inc. (“The Company”) (a development stage company), on September 23, 2004, incorporating under the laws of the state of Delaware. The purpose of the Company is to provide different ways to secure global telecommunications networks to their clients.

Basis of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

Restatement

On January 5, 2006 the Company restated its previously issued financial statements for the period February 10, 2004 (inception) through September 30, 2004. The restatement decreased the amount of goodwill recorded for the purchase of Enfotec, Inc. in the period ending September 30, 2004. This restatement of the prior period financial statements has necessitated the following restatement of the attached financial statements for the period of October 1, 2004 through December 31, 2004: Additional paid in capital reduced $533,153, Goodwill Decreased $503,397, and accounts payable increased $29,756

Actual entry made to financials for the quarter ending 12/31/2004

Debit	APIC	$533,153
Credit	Goodwill	$503,397
Credit	Accounts payable	$29,756

Development Stage Company

The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, “Accounting and Reporting by Development Stage Enterprises.” The Company is devoting substantially all of its efforts to developing innovative and secure technologies, growing advance technology companies and global telecommunication service providers.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents. There were no cash equivalents as of December 31, 2004.

The Company maintains cash and cash equivalents balances at financial institutions that are insured by the Federal Deposit Insurance Corporation up to $100,000.

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets.

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THR THREE MONTHS ENDED DECEMEBER 31, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company has adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting of income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

Stock-Based Compensation

Employee stock awards under the Company's compensation plans are accounted for in accordance with Accounting Principles Board Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees”, and related interpretations. The Company provides the disclosure requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”), and related interpretations. Stock-based awards to non-employees are accounted for under the provisions of SFAS 123 and has adopted the enhanced disclosure provisions of SFAS No. 148 “Accounting for Stock-Based Compensation- Transition and Disclosure, an amendment of SFAS No. 123”.

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Stock-Based Compensation (Continued)

The Company measures compensation expense for its employee stock-based compensation using the intrinsic-value method. Under the intrinsic-value method of accounting for stock-based compensation, when the exercise price of options granted to employees is less than the estimated fair value of the underlying stock on the date of grant, deferred compensation is recognized and is amortized to compensation expense over the applicable vesting period. In each of the periods presented, the vesting period was the period in which the options were granted. All options were expensed to compensation in the period granted rather than the exercise date.

The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company’s common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty’s performance is complete. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

Revenue Recognition

The Company records its transactions under the accrual method of accounting whereby income gets recognized when the services are rendered and collection is reasonably assured.

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

Common Stock Issued For Other Than Cash

Services purchased and other transactions settled in the Company’s stock are recorded at the estimated fair value of the stock issued if that value is more readily determinable than the fair value of the consideration received.

Goodwill and Other Intangible Assets

In June 2001, the FASB issued Statement No. 142, “Goodwill and Other Intangible Assets”. This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements.

Earnings (Loss) Per Share of Common Stock

Historical net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for periods presented.

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Earnings (Loss) Per Share of Common Stock (Continued)

The following is a reconciliation of the computation for basic and diluted EPS:

Net loss	$(510,157)

Weighted-average common shares
Outstanding (Basic)	19,860,000

Weighted-average common stock
Equivalents
Stock options	—
Warrants	—

Weighted-average common shares
Outstanding (Diluted)	19,860,000

Options and warrants outstanding to purchase stock were not included in the computation of diluted EPS for December 31, 2004 because inclusion would have been antidilutive.

Recent Accounting Pronouncements

In May 2003, the FASB issued SFAS Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (continued)

otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities, if applicable. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did not have a significant impact on the Company’s results of operations or financial position.

Company Year End

The Company is a September 30th year-end

NOTE 2-	PREPAID EXPENSES

Prepaid expenses represent a software support services agreement acquired to provide business development and strategic support services for a twelve-month period ending September 2005.

NOTE 3-	EQUIPMENT

Property and equipment at December 31, 2004 is as follows:

Equipment	$15,986
Computers	10,910
Furniture	10,503
Less: accumulated depreciation	(5,523)
Net equipment	$31,876

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

NOTE 4-	STOCKHOLDERS’ EQUITY

Preferred Stock

The Company has 5,000,000 shares of preferred stock authorized, at $0.001 par value per share, of which none of the shares of preferred stock has been issued and outstanding as of December 31, 2004.

Common Stock

As of December 31, 2004, the Company has 145,000,000 shares of common stock authorized at $0.001 par value per share, and 19,860,000 issued and outstanding as of December 31, 2004.

The following details the stock transactions for the Company:

On September 23, 2004, the Company issued as a stock exchange 14,680,000 shares of the Company’s common stock pursuant to the name change and re-incorporation of the Company from Ariel Way, LLC to Ariel Way, Inc. The shares were distributed to the following: 7,600,000 shares to The Dunhem Family Trust, 2,800,000 shares to Anand Kumar, 1,100,000 shares to Magdy Battikha, 900,000 shares to Aziz Bennani, 900,000 shares to Voula Kanellias, 480,000 shares to Chivas Capital, Inc., 400,000 shares to J. David Morris, 300,000 shares to Michael H. Jordan and 200,000 shares to Steve Toro. All shareholders have acquired their member shares from Ariel Way, LLC at various dates from the forming of Ariel Way, LLC on February 10, 2004.

On September 27, 2004, the Company issued to Market Central Inc., 2,000,000 shares of the Company’s common stock pursuant to the terms of a Stock Purchase Agreement for a purchase consideration in an aggregate value of $250,000 consisting of the rights to certain software technology with a value of $200,000 and development/support services consideration rendered by Market Central’s senior executives with a value of $50,000.

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

NOTE 4-	STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock (Continued)

On September 30, 2004, the Company issued to Cornell Capital Partners, 1,980,000 shares of the Company’s common stock pursuant to the terms of a Securities Purchase Agreement for the purchase of $500,000 of secured convertible debentures and a Standby Equity Distribution Agreement for the purchase from the Company of up to $50,000,000 of the Company’s common stock.

On September 30, 2004, the Company issued to the shareholders of Enfotec, Inc., 1,000,000 shares of the Company’s common stock pursuant to the terms of an Agreement and Plan of Merger as a tax-free stock exchange as consideration for the full acquisition of Enfotec, Inc. In addition, on September 30, 2004, the Company also issued certain creditors of Enfotec, Inc., 200,000 shares of the Company’s common stock pursuant to the terms of a settlement of certain liabilities of Enfotec, Inc. The results of Enfotec’s operations have been included in the consolidated financial statements since that date. Enfotec is a technology and services company providing highly secure global communications technologies. As a result of the acquisition, Ariel Way, Inc., will focus on developing innovative and secure technologies, acquiring and growing profitable advanced technology companies and global communications service providers.

The aggregate purchase price was $309,468, including $8,676 of equipment, $168,144 of accounts payable and common stock valued at $150,000. The value of the 1,200,000 common shares issued was determined based on the fair value market price of Ariel Way’s common shares on the dates they were distributed to the Enfotec shareholders.

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

NOTE 4-	STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock (Continued)

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition.

At September 30, 2004

Property, plant, and equipment	$8,676
Goodwill	309,468
Total assets acquired	318,144
Current liabilities - Accounts payable	(168,144)
Total liabilities assumed	(168,144)
Net assets acquired	$150,000

NOTE 5-	DEBENTURE PAYABLE

Ariel Way, Inc. on September 30, 2004, issued a secured debenture to Cornell Capital Partners, L.P., whereas Ariel Way, Inc. would receive $500,000, with a promise to pay to Cornell Capital Partners the principal sum of $500,000 together with interest on the unpaid principal of this debenture at the rate of 5% per year from the date of the debenture until paid. The secured debenture is due on September 29, 2006.

NOTE 6-	PROVISIONS FOR INCOME TAXES

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. Deferred taxes related to differences between the basis of assets and liabilities for financial and income tax reporting will either be taxable or deductible when the assets or liabilities are recovered or settled. The difference between the basis of assets and liabilities for financial and income tax reporting are not material therefore, the provision for income taxes from operations consist of income taxes currently payable.

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

NOTE 6-	PROVISIONS FOR INCOME TAXES (CONTINUED)

There were no provisions for income taxes for the period ended December 31, 2004.

At December 31, 2004, deferred tax assets approximated the following:

Provision for taxes	$150,000
Valuation for deferred asset	(150,000)
Totals	$—

At December 31, 2004, the Company had accumulated deficits approximating $510,157, available to offset future taxable income through 2024. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in the future period.

NOTE 7-	COMMITMENTS AND CONTINGENCIES

On September 30, 2004, the Company entered into a standby equity distribution agreement with Cornell Capital Partners, L.P. The equity distribution agreement provides, that Cornell will purchase from the Company up to $50 million of common stock, with the time and amount of such purchases, if any, at the Company’s discretion. Cornell Capital will purchase the shares at 96% of the market price during the pricing period.

There are certain conditions applicable to the Company’s ability to draw down on the equity line including the filing and effectiveness of a registration statement registering the resale of all shares of common stock that may be issued to Cornell under the equity line and the Company’s adherence with certain covenants.

ARIEL WAY, INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

NOTE 8-	SUBSEQUENT EVENTS

On February 2, 2005, Netfran Development Corp. acquired all issued and outstanding shares of The Company’s common stock in exchange for 33,289,434 shares of common stock of Netfran Development Corp., in a transaction that resulted in a change in control of Netfran Development Corp. At the time shareholders of Ariel Way owed 90% of Netfran’s 36,988,260 shares of common stock. The Company will temporarily continue to operate under the name of Netfran Development Corp. until the name can be changed to Ariel Way, Inc., which requires an amendment to the articles of incorporation. Elliot Kransnow and the other officers of Netfran resigned and were replaced by Ariel Way’s management team, led by Arne Dunhem, chairman and CEO of Ariel Way, Inc.